UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2005

PEDIATRIX MEDICAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	65-0271219

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace
Sunrise, Florida 33323

(Address of principal executive office)

Registrant’s telephone number, including area code (954) 384-0175

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On March 11, 2005, Pediatrix Medical Group, Inc. (“Pediatrix” or the “Company”) elected to increase the Aggregate Commitments by $75,000,000 under that certain Credit Agreement dated as of July 30, 2004 among the Company and certain subsidiaries and affiliates thereof, Bank of America, N.A. and the other Lenders party thereto, as amended (“Credit Agreement”). After the increase, the Aggregate Commitments under the Credit Agreement are $225,000,000.

     On March 14, 2005, Pediatrix issued a press release (“Press Release”) announcing its election to increase the Aggregate Commitments by $75,000,000 under the Credit Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIX MEDICAL GROUP, INC.
Date: March 14, 2005	By:	/s/ Karl B. Wagner
		Name:	Karl B. Wagner
		Title:	Chief Financial Officer

Item 9.01. Financial Statements and Exhibits.

Item 9.01(a) Financial Statements of businesses acquired:

     Not applicable.

Item 9.01(b) Pro Forma Financial Information:

     Not applicable.

Item 9.01(c) Exhibits:

     99.1 Press Release of Pediatrix Medical Group, Inc. dated March 14, 2005.

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